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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 August 26, 2004
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION

             (Exact name of registrant as specified in its charter)

               DELAWARE                                     1-10218                               13-3489233
   (STATE OR OTHER JURISDICTION OF                  (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                                                            IDENTIFICATION NO.)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)

                                 (248) 824-2500

                 (Registrant's telephone number, including area
                                      code)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISIONS:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On August 26, 2004, Collins & Aikman Products Co., a Delaware corporation (the
"Company"), issued $415,000,000 aggregate principal amount of 12-7/8% senior subordinated notes due 2012 (the "Notes"). The Notes were sold in the United
States only to accredited investors pursuant to an exemption from the Securities
Act of 1933, as amended, and subsequently resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United
States absent registration or an applicable exemption from registration requirements.

The Notes will mature on August 15, 2012 and will accrue interest at the rate of
12-7/8% per year. Interest on the notes will be payable semi-annually in arrears on each February 15 and August 15, commencing on February 15, 2005. The Company may redeem some or all of the Notes at any time at 100% of the principal amount plus a make-whole premium. In addition, prior to August 15, 2007, it may redeem up to 35% of the aggregate principal amount of the Notes with the proceeds of certain equity offerings at a redemption price equal to 112.875% of the principal amount of the Notes, plus accrued and unpaid interest, if any.

If the Company experiences a change of control, it may be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest, if any.

The Notes are fully and unconditionally guaranteed on a senior subordinated unsecured basis by the Company's parent, Collins & Aikman Corporation, and by each of the Company's existing wholly owned domestic subsidiaries (other than its special purpose receivables, insurance and charitable subsidiaries). Future domestic subsidiaries of the Company may also be required to guarantee the
Notes.

The Notes have been issued under an indenture with BNY Midwest Trust Company, as trustee. The indenture governing the Notes contains covenants that will limit the ability of the Company and the ability of its restricted subsidiaries to, among other things: incur or guarantee additional indebtedness; pay dividends or make other distributions or repurchase or redeem its stock; make investments;
sell assets; create liens; enter into agreements restricting its restricted subsidiaries' ability to pay dividends; enter into transactions with affiliates;
and consolidate, merge or sell all or substantially all of its assets. If an event of default, as specified in the indenture governing the Notes, shall occur and be continuing, either the Trustee or the holders of at least 25% in aggregate principal amount of Notes may accelerate the maturity of all the
Notes. The covenants, events of default and acceleration rights described in this paragraph are subject to important exceptions and qualifications, which are described in the indenture filed herewith.

Under a registration rights agreement, the Company and the guarantors have agreed to use their reasonable best efforts to file and cause to become effective a registration statement with respect to an offer to exchange the
Notes for other senior subordinated notes issued by the Company and guaranteed by the guarantors, which are registered with the SEC and which have substantially identical terms as the Notes. If the Company and the guarantors are not able to effect this exchange offer, they will use their reasonable best efforts to file, and cause to become effective, a shelf registration statement relating to resales of the notes and the guarantees. The Company will be obligated to pay additional interest on the notes if it does not complete this exchange offer within 270 days after the closing date.

The Company used the gross proceeds of the Notes offering, or approximately
$400.1 million, to deposit for redemption in full on September 27, 2004 its outstanding $400.0 million of 11 1/2% senior subordinated notes due 2006.

The description set forth above is qualified by the indenture governing the
Notes and the registration rights agreement filed herewith as exhibits.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibit is filed herewith:

              Exhibit No.      Description

              99.1             Indenture, dated as of August 26, 2004, among Collins & Aikman Products Co., the guarantors party thereto and BNY Midwest Trust Company, as Trustee
                               (including Form of Note).

              99.2             Registration Rights Agreement, dated as of August 26, 2004, among Collins &
                               Aikman Products Co., the guarantors party thereto and the initial purchasers party thereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 31, 2004

                          COLLINS & AIKMAN CORPORATION

                          By:   /s/    J. Michael Stepp
                                ------------------------------------------
                                Name:  J. Michael Stepp
                                Title: Vice Chairman and Chief Financial Officer

                                  EXHIBIT INDEX

              Exhibit No.        Description

              99.1               Indenture, dated as of August 26, 2004, among Collins & Aikman Products Co., the guarantors party thereto and BNY Midwest Trust Company, as Trustee
                                 (including Form of Note).

              99.2               Registration Rights Agreement, dated as of August 26, 2004, among Collins &
                                 Aikman Products Co., the guarantors party thereto and the initial purchasers party thereto.